AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2000
                                                REGISTRATION NUMBER 333-36144
===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ---------------------

                       POST-EFFECTIVE AMENDMENT NO. 2

                                     TO
                                  FORM S-3

                      REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933

                           ---------------------

                             THEGLOBE.COM, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     7310                 14-1782422

    (STATE OR OTHER           (PRIMARY STANDARD          (IRS EMPLOYER
    JURISDICTION OF               INDUSTRIAL          IDENTIFICATION NUMBER)
     INCORPORATION            CLASSIFICATION CODE
    OR ORGANIZATION)               NUMBER)


                                120 BROADWAY
                          NEW YORK, NEW YORK 10271
                               (212) 894-3600
            (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
     INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------

                             RICHARD MASS, ESQ.
                              GENERAL COUNSEL
                             THEGLOBE.COM, INC.
                          120 BROADWAY, 22ND FLOOR
                          NEW YORK, NEW YORK 10271
                               (212) 894-3600
         (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              WITH A COPY TO:

                            STUART GELFOND, ESQ.
                  FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                             ONE NEW YORK PLAZA
                          NEW YORK, NEW YORK 10004
                               (212) 859-8000

                           ---------------------

          This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-36144) of theglobe.com, inc. is being filed to de-register 289,972 shares of our common stock, which shares remain unsold as of the open of business on August 18, 2000, the conclusion of the offering by the selling stockholder hereunder. The terms of the offering are described in the prospectus which has been filed as a part of this registration statement.

                     SIGNATURES AND POWERS OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, theglobe.com, inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 20, 2000.

                                  theglobe.com, inc.


                                  By: /s/  Francis T. Joyce
                                      -------------------------------------
                                      Francis T. Joyce
                                      VICE PRESIDENT AND
                                      CHIEF OPERATING OFFICER

          Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

            NAME                           TITLE                    DATED
            ----                           -----                    -----
*                                Chairman and Director        September 20, 2000
---------------------------
MICHAEL S. EGAN


/s/ Charles M. Peck              Chief Executive Officer      September 20, 2000
---------------------------
CHARLES M. PECK

*                                Co-Vice Chairman             September 20, 2000
---------------------------      Director
TODD V. KRIZELMAN

*                                Co-Vice Chairman             September 20, 2000
---------------------------      Director
STEPHAN J. PATERNOT


*                                President and Chief          September 20, 2000
---------------------------      Operating Officer
DEAN S. DANIELS

*                                Vice President and Chief     September 20, 2000
---------------------------      Financial Officer
FRANCIS T. JOYCE                 (Chief Accounting
                                 Officer)

*                                Director                     September 20, 2000
---------------------------
EDWARD A. CESPEDES

*                                Director                     September 20, 2000
---------------------------
ROSALIE V. ARTHUR

                                 Director
---------------------------
HENRY C. DUQUES

*                                Director                     September 20, 2000
---------------------------
ROBERT M. HALPERIN

*                                Director                     September 20, 2000
---------------------------
H. WAYNE HUIZENGA

                                 Director
---------------------------
RICHARD SARNOFF


/s/ Todd V. Krizelman                                         September 20, 2000
---------------------------
*  By:  Todd V. Krizelman
        Attorney-in-fact